UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):     July 8, 2005
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                               SCAN-OPTICS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     000-05265                06-0851857
          --------                     ---------                ----------
(State or other jurisdiction   (Commission File Number)      (I.R.S. Employer
      of incorporation)                                     Identification No.)

          169 Progress Drive, Manchester, CT                     06040
          ----------------------------------                     -----
       (Address of principal executive offices)               (Zip Code)



    Registrant's telephone number, including area code:  (860) 645-7878
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         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events.

         As of July 1, 2005, Scan-Optics, Inc. failed to repay certain amounts due under that certain Third Amended and Restated Credit Agreement, dated March 30, 2004, as amended by the First Amendment thereto, dated June 27, 2005 (the "Credit Agreement") and is in breach of certain other provision under the Credit Agreement. On July 8, 2005, Patriarch Partners Agency Services, LLC, as agent to the lenders under the Credit Agreement (the "Lenders"), submitted to the company a draft foreclosure agreement (the "Draft Foreclosure Agreement") pursuant to which Scan-Optics, Inc. would surrender substantially all of its assets to the Lenders or their assignee(s) in full satisfaction of the outstanding debt owed by Scan-Optics, Inc. to the Lenders under the Credit Agreement. In response to the Lenders' proposal, Scan-Optics, Inc. has entered into negotiations with the Lenders regarding possible terms and conditions under which it would surrender substantially all of its assets. No final agreement has been reached or approved by either party. The company is also discussing with the Lenders their assumption of all of Scan-Optics, Inc.'s obligations to its existing trade creditors and certain other unsecured obligations in order to maximize the enterprise value of Scan-Optics Inc.'s assets.

Based on discussions with the Lenders, Scan-Optics, Inc. believes that it is most likely the intention of the Lenders to continue operating the acquired assets following any surrender of assets by Scan-Optics, Inc. and to continue servicing Scan-Optics Inc.'s customer base. However, following any surrender of the company's assets to the Lenders there is unlikely to be any value remaining in Scan-Optics, Inc. for the company's stockholders and remaining unsecured creditors. The company is also considering other available alternatives to the Lenders' proposal.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                SCAN-OPTICS, INC.




                                By:
                                   --------------------------------------------
                                Name: Peter H. Stelling
                                Title:  Chief Financial Officer, Vice President,
                                          Treasurer and Secretary



Date:  July 14, 2005

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